Exhibit 22


                            Current Subsidiaries of
                   The Prudential Insurance Company of America
                               as of April 8, 2002


Subsidiary Name                                               Percent Owned
---------------                                               -------------

745 Property Investments                                           99.00%
Alternative Fuels I, LLC                                          100.00%
ARL Holdings, Inc.                                                100.00%
Asian Infrastructure Mezzanine Capital Fund                       100.00%
Big Yellow Holdings Limited                                       100.00%
Bree Investments Limited                                           50.00%
COLICO, Inc.                                                      100.00%
Dryden Finance II, LLC                                            100.00%
Dryden Finance, Inc.                                              100.00%
Dryden Holdings Corporation                                       100.00%
Flor-Ag Corporation                                               100.00%
Gateway Holdings, Inc.                                            100.00%
Gibraltar Properties, Inc.                                        100.00%
Hochman & Baker, Inc.                                              80.00%
ML/MSB Acquisitions, Inc.                                          79.00%
PCG Finance Company I, LLC                                        100.00%
PCG Finance Company II, LLC                                       100.00%
PGA Asian Holdings, Ltd.                                          100.00%
PGA Asian Retail Limited                                          100.00%
PGA European Holdings, Inc.                                       100.00%
PGA European Limited                                              100.00%
PGA Kilimanjaro Limited                                           100.00%
PIC Realty Canada Limited                                         100.00%
PIC Realty Corporation                                            100.00%
PMLS Limited Partnership                                           99.00%
PREI International, Inc.                                          100.00%
PRICOA China (Residential) Limited                                100.00%
PRICOA China (Warehouse) Limited                                  100.00%
PRICOA Funding Limited                                            100.00%
PRICOA GA Paterson, Ltd.                                          100.00%
PRUCO Life Insurance Company                                      100.00%
Pruco Securities Corporation                                      100.00%
Prudential Direct Distributors, Inc.                              100.00%
Prudential Direct, Inc.                                           100.00%
Prudential Financial Securities Investment Trust Enterprise        81.00%
Prudential Funding, LLC                                           100.00%
Prudential Global Funding, Inc.                                   100.00%
Prudential Home Building Investment Advisers, L.P.                 99.00%
Prudential Human Resources Management Company, Inc.               100.00%
Prudential Mortgage Asset Corporation II                          100.00%
Prudential Realty Securities II, Inc.                             100.00%
Prudential Realty Securities, Inc.                                 51.00%
Prudential Resources Management Asia Limited                        0.01%
Prudential Seguros, S.A                                             0.01%
Prudential Select Holdings, Inc.                                  100.00%
Residential Services Corporation of America                       100.00%
SMP Holdings, Inc.                                                100.00%
SouthStreet Software, L.L.C                                       100.00%
SVIIT Holdings, Inc.                                              100.00%
The Prudential Assigned Settlement Services Corp.                 100.00%
The Structured Finance High Yield Fund, LLC                       100.00%